UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2007

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7900 Westpark Drive, Suite A-315, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

Effective as of December 12, 2007, LCC International, Inc. (the "Company") engaged Grant Thornton LLP ("Grant Thornton") as its independent registered public accounting firm to audit the consolidated financial statements of the Company. The engagement of Grant Thornton was approved by the Audit Committee of the Board of Directors of the Company on December 12, 2007. Grant Thornton replaces the Company’s former independent accounting firm, KPMG LLP, whose engagement terminated following the filing of the Company’s Annual Report on Form 10-K for the 2006 fiscal year on December 12, 2007.

During the most recent two fiscal years and the interim period prior to engaging Grant Thornton, neither the Company or anyone on its behalf consulted with Grant Thornton regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed by the Company on a Current Report on Form 8-K filed on May 8, 2007 (the "May 2007 Form 8-K"), the Company was notified by KPMG LLP ("KPMG") that KPMG would no longer serve as the Company’s outside auditors upon completion of the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2006 and the audit of management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006. The Company intends to file an amendment to the May 2007 Form 8-K reflecting that KPMG’s resignation has become effective.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2007, the Company announced that it will be holding its 2007 annual meeting of stockholders (the "Annual Meeting") on Wednesday, December 26, 2007 at 11:00 a.m., Eastern Time, at the offices of the Company located at 7900 Westpark Drive, Suite A-315, McLean, Virginia 22102.

At the Annual Meeting there will be seven nominees for election to the Board of Directors, including Julie A. Dobson, Dean J. Douglas, Melvin L. Keating, Richard J. Lombardi, Susan Ness, Dr. Rajendra Singh and Mark A. Slaven. On December 7, 2007, Mrs. Neera Singh, a current director, informed the Company that she has decided, for personal reasons, not to stand for re-election at the Annual Meeting.

Item 8.01 Other Events.

On December 12, 2007, the Company issued a press release announcing the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, the Company’s appointment of a new independent auditor and the Company’s selection of the date for the Annual Meeting.

A copy of the press release is furnished with this report as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is herewith filed as an exhibit to this report:

Exhibit No. 99.1: Press Release of LCC International, Inc. dated December 12, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

December 12, 2007	By:	/s/ Peter A. Deliso

Name: Peter A. Deliso
Title: Senior Vice President, New Ventures, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of LCC International, Inc. dated December 12, 2007